UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06115

Aberdeen Singapore Fund, Inc.
(Exact name of registrant as specified in charter)

1735 Market Street, 32nd Floor Philadelphia, PA			19103
(Address of principal executive offices)			(Zip code)

Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2017

Item 1. Reports to Stockholders.

Aberdeen Singapore Fund, Inc. (SGF)

Semi-Annual Report

April 30, 2017

The Helix Bridge in Singapore.

Aberdeen

Simply asset management.

Stockholder Letter (unaudited)

Dear Stockholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Singapore Fund, Inc. (formerly, The Singapore Fund, Inc.) (the “Fund”) for the six-month period ended April 30, 2017. The Fund’s investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities. The Fund also, to a lesser degree, invests in equity securities issued by companies in ASEAN Group countries. The ASEAN Group currently is composed of Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar (formerly Burma), the Philippines, Singapore, Thailand and Vietnam.

NAV Total Return Performance

For the six-month period ended April 30, 2017, the total return to stockholders of the Fund based on the net asset value (“NAV”) of the Fund was 14.7%, assuming reinvestment of dividends and distributions, versus a return of 14.3% for the Fund’s benchmark, the MSCI Singapore Index1 on a U.S. dollar basis.

Share Price Total Return Performance & Discount

For the six-month period ended April 30, 2017, based on market price, the Fund’s total return was 22.0% assuming reinvestment of dividends and distributions. The Fund’s share price increased 21.7% over the six months, from $9.09 on October 31, 2016 to $11.06 on April 30, 2017. The Fund’s share price on April 30, 2017 represented a discount of 9.5% to the NAV per share of $12.22 on that date, compared with a discount of 14.9% to the NAV per share of $10.68 on October 31, 2016.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at discounts to NAV in excess of 12% and when in the reasonable judgment of management such repurchases may enhance stockholder value. During the six-month period ended April 30, 2017 the Fund repurchased 137,816 shares.

Merger of Aberdeen Asset Management PLC with Standard Life plc

The Fund’s investment manager and administrator are each a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”). On March 6, 2017, the Boards of Standard Life plc and Aberdeen PLC announced that they had reached an agreement on the terms of a merger (“Merger”). The Boards of each of Standard Life plc and Aberdeen PLC believe that the Merger has a compelling strategic and financial rationale through combining complementary strengths to create a world-class investment group. The Merger is expected to occur in the third quarter of 2017, subject to various conditions and terms, including regulatory approvals. The portfolio management team for the Fund is not expected to change as a result of the Merger. In addition, the agreements that the Fund has with Aberdeen PLC’s subsidiary companies, the services provided by such companies, and the fees charged for those services are not expected to change as a result of the Merger.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s Semi-Annual and Annual reports to stockholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to stockholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by the following August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have

1     The MSCI Singapore Index is designed to measure the performance of the large and mid-cap segments of the Singapore market. With 27 constituents, the index covers approximately 85% of the free float-adjusted market capitalization of the Singapore equity universe. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Singapore Fund, Inc.	1

Stockholder Letter (unaudited) (concluded)

to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen’s commitment to stockholders, we invite you to visit the Fund on the web at www.aberdeensgf.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, updated daily data courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in Aberdeen’s email services today and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign-up today at www.aberdeen-assets.us/aam.nsf/usclosed/email.

Contact Us

•    Visit: cef.aberdeen-asset.us;

•    Watch: www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv;

•    Email: InvestorRelations@aberdeen-asset.com; or

•    Call: 1-800-522-5465 (toll free in the U.S.).

Yours sincerely,

/s/ Alan Goodson

Alan Goodson
President

2	Aberdeen Singapore Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic review

Singapore equities posted gains over the six-month period ended April 30, 2017, underpinned by signs of strength in the global economy and expectations of a gradual tightening of U.S. monetary policy. The Singapore market initially lost ground amid investors’ anxiety from uncertainty surrounding global monetary policy, the surprising victory of Donald Trump in the U.S. presidential election in November 2016, as well as UK Prime Minister Theresa May’s resolve to commence formal Brexit negotiations by March 2017. However, investors rushed back into the market on hopes that the Trump administration would herald in a rosier business backdrop and the stock market tracked Wall Street’s rally on the back of a solid corporate earnings reporting season for the quarter ended December 31, 2026. Increased clarity over the Federal Reserve’s (Fed) interest-rate normalization plan and its subsequent benchmark interest-rate hikes also helped lift banking-sector shares, while the Organization of the Petroleum Exporting Countries’ (OPEC) deal to cut output triggered a recovery in the oil price and boosted energy sector stocks. Additionally, certain developments on the domestic front, such as policy tweaks in the real estate sector, provided further momentum to the market, along with upbeat earnings momentum and exports across the region towards the end of the reporting period.

On the economic front, manufacturing output in Singapore moderated but continued to support the export sector, particularly with a pick-up in end demand in China and Taiwan. Gross domestic product edged 2.7% higher in the first quarter of 2017, and it appeared that the economy was on track to hit the Singapore Ministry of Trade and Industry’s official forecast of 1%-3% growth for 2017. Meanwhile, the government unveiled a relatively conservative budget, focused on infrastructure and healthcare spending, innovation and digitization, as well as financial support for small- and medium-sized enterprises. We were particularly interested in the budget’s substantial focus on the environment, with the implementation of a carbon tax, a restructuring of diesel taxes, and a 30% hike in water prices. Overall, we think that the budget is likely to have little impact on the Fund’s performance.

Fund performance review

Fund performance for the six-month period ended April 30, 2017, benefited from positive asset allocation, which outweighed the negative impact of stock selection.

At the stock level, the Fund’s underweight allocation to telecom Singtel relative to its benchmark, the Morgan Stanley Capital International (MSCI) Singapore Index, enhanced performance as its shares declined over the period on investors’ concerns over rising competition related to broadband spectrum auctions in Singapore and Australia. We still like the telecommunications company as its business is diversified, with an earnings profile that spans markets and customer segments. The Fund’s holdings in property developers Bukit Sembawang and City Developments also contributed to performance, as the companies benefited from the Singapore government’s move to selectively tweak a few property curbs1 for the first time since 2009. Although we think that the Singapore government’s changes to seller’s stamp duty2 and total debt servicing ratio are unlikely to significantly boost property transactions or prices, they appear to have improved sentiment, judging from the renewed interest in residential project launches in Singapore. In particular, shares of City Developments, which had been trading at a substantial discount to net asset value, rose sharply over the reporting period.

Conversely, the Fund’s position in healthcare facilities operator Raffles Medical Group hindered Fund performance for the reporting period Shares of the company moved lower as initial costs of expanding its hospital presence in Singapore and China weighed on its earnings. The lack of exposure to casino and resort operator Genting Singapore also detracted from Fund performance as its share price rebounded after a period of weakness. We believe that the company’s profit recovery will continue on VIP customer revenue gains, bad-debt controls and cost-savings. The Fund’s underweight position in DBS Group Holdings also had a negative impact on performance. The lender’s shares performed well over the reporting period, as the company is sensitive to the prospect of rising interest rates, and because of its liquid balance sheet and robust deposit business. We believe that the bank remains a good proxy to economic growth in the region and its digital strategy could differentiate it from its regional peers.

Regarding portfolio activity over the reporting period, we exited the Fund’s position in Singapore Airlines as we believe that its business outlook remains challenging amid climbing oil prices and the increasingly competitive environment. We also sold the Fund’s shares in oil and gas company KrisEnergy after its share price nearly doubled following the announcement of its financial restructuring plan in November 2016. We believe that the revised proposal was not favorable to shareholders and we were uncertain about how the plan would be funded, and we harbored some concerns regarding the company’s future growth prospects. Additionally, we felt that gains from a recovery in oil prices would likely be capped by the company’s continued need for asset disposal.

Conversely, we established a new position in Breadtalk, which operates bakery, food court and restaurant businesses. We believe that the company is attractively valued and has potential to improve

1      Property curbs are property policies set by a government in an effort to slow excessive increase in property prices.

2      Seller’s stamp duty is a tax assessed on legal documents in the transfer of assets or property.

Aberdeen Singapore Fund, Inc.	3

Report of the Investment Manager (unaudited) (concluded)

profitability, as demonstrated by management’s recent efforts to rationalize its store network and divest non-core investments. We also initiated a holding in Mapletree Commercial Trust following a period of share price weakness. In our opinion, the real estate investment trust (REIT) is well-managed and backed by a strong sponsor, with a good pipeline of assets, as well as a decent track record of transactions that have boosted earnings. We also reestablished a position in a former Fund holding, Singapore Post, a provider of postal, e-commerce logistics and retail services, after the share price declined following a warning that a strategic review of its investment may result in an impairment charge. We believe the company is now better positioned for growth, under the auspices of its current board and a new management that intends to refocus on ecommerce and logistics through the infrastructure network it has already established over the past few years.

Outlook

Looking ahead, we believe that rising geopolitical tensions in Asia and uncertainty over U.S. President Trump’s policies cloud the region’s outlook. Nonetheless, stock markets have remained optimistic, while the prospects for the regional economy have remained upbeat, in our view. The International Monetary Fund’s latest forecast projects the Asia Pacific region to grow by 5.5% in 2017-”the strongest in the world” – and that “recent data point to a pickup in momentum.” We continue to see what we believe are encouraging signs of an earnings recovery in the months ahead. We believe that rising commodity prices and improvement in end-demand should help to bolster this trend.

Aberdeen Asset Management Asia Limited

4	Aberdeen Singapore Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes the six-month and average annual Fund performance compared to the MSCI Singapore Index, the Fund’s benchmark, for the 6-month, 1-year, 3-year, 5-year and 10-year periods as of April 30, 2017.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	14.7%	14.2%	-0.5%	2.8%	2.2%
Market Value	22.0%	21.8%	0.3%	3.2%	2.4%
MSCI Singapore Index	14.3%	9.3%	-1.7%	1.6%	3.0%

Aberdeen Asset Management Inc., the Fund’s administrator and provider of investor relations services, has entered into an agreement with the Fund to limit investor relations services fees, without which total return performance would be lower. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. The Fund’s total investment return is based on the reported NAV on the financial reporting period end. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a stockholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeensgf.com or by calling 800-522-5465.

The annualized net operating expense ratio excluding fee waivers based on the six-month period ended April 30, 2017 was 1.47%. The annualized net operating expense ratio net of fee waivers based on the six-month period ended April 30, 2017 was 1.45%.

Aberdeen Singapore Fund, Inc.	5

Portfolio Composition (unaudited)

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of April 30, 2017, the Fund did not have more than 25% of its assets invested in any industry, except banks, which accounted for 25.4% of the Fund’s assets due to market changes that occurred after the Fund made its last purchase of shares of a banking company. The sectors, as classified by GICS Sectors, are comprised of several industries. As of April 30, 2017, the Fund held 98.2% of its net assets in equities, 0.3% in a short-term investment and 1.5% in other assets in excess of liabilities.

Top Sectors	As a Percentage of Net Assets
Financials	28.9%	*
Real Estate	25.0%	**
Industrials	23.0%
Telecommunication Services	7.0%
Consumer Discretionary	4.3%
Information Technology	4.2%
Health Care	3.8%
Consumer Staples	1.7%
Materials	0.3%
Short-Term Investment	0.3%
Other Assets in Excess of Liabilities	1.5%
	100.0%

*     As of April 30, 2017, the Fund’s holdings in the Financials sector consisted of three industries: Banks, Capital Markets and Consumer Finance, which represented 25.4%, 2.4% and 1.1% respectively, of the Fund’s net assets.

**   As of April 30, 2017, the Fund’s holdings in the Real Estate sector consisted of two industries: Equity Real Estate Investment Trusts (REIT) and Real Estate Management & Development, which represented 5.3% and 19.7% respectively, of the Fund’s net assets.

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of April 30, 2017:

Name of Security	As a Percentage of Net Assets
Oversea-Chinese Banking Corp. Ltd.	10.5%
DBS Group Holdings Ltd.	8.3%
City Developments Ltd.	7.4%
Singapore Telecommunications Ltd.	7.0%
United Overseas Bank Ltd.	6.6%
Jardine Matheson Holdings Ltd.	6.0%
Keppel Corp. Ltd.	4.5%
Venture Corp. Ltd.	3.8%
Raffles Medical Group Ltd.	3.8%
ComfortDelGro Corp. Ltd.	3.7%

6	Aberdeen Singapore Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2017

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS—98.2%(a)
COMMON STOCKS—98.2%
HONG KONG—6.5%
83,800	Jardine Matheson Holdings Ltd.	Industrial Conglomerates—6.0%	$ 5,392,770
11,500	Jardine Strategic Holdings Ltd.	Industrial Conglomerates—0.5%	485,943
			5,878,713
INDONESIA—1.4%
789,000	Delfi Ltd.(b)	Food Products—1.4%	1,293,211
SINGAPORE—90.3%
458,700	BreadTalk Group Ltd.(b)	Hotels, Restaurants & Leisure—0.5%	443,220
525,900	Bukit Sembawang Estates Ltd.	Real Estate Management & Development—2.5%	2,251,431
1,020,600	CapitaLand Ltd.	Real Estate Management & Development—3.0%	2,742,294
1,288,000	CDL Hospitality Trusts	Equity Real Estate Investment Trusts (REIT)—1.6%	1,429,492
866,600	City Developments Ltd.	Real Estate Management & Development—7.4%	6,687,333
1,718,900	ComfortDelGro Corp. Ltd.	Road & Rail—3.7%	3,368,031
544,373	DBS Group Holdings Ltd.	Banks—8.3%	7,518,009
1,632,000	Far East Hospitality Trust(b)	Equity Real Estate Investment Trusts (REIT)—0.8%	700,855
2,035,000	FJ Benjamin Holdings Ltd.(b)(c)	Specialty Retail—0.1%	75,740
174,900	Fraser and Neave Ltd.(b)	Beverages—0.3%	297,936
1,280,000	Global Logistic Properties Ltd.	Real Estate Management & Development—2.9%	2,637,036
514,000	Hong Leong Finance Ltd.	Consumer Finance—1.1%	1,030,669
632,000	iFAST Corp. Ltd.	Internet Software & Services—0.4%	323,222
97,761	Jardine Cycle & Carriage Ltd.	Distributors—3.7%	3,308,288
885,300	Keppel Corp. Ltd.	Industrial Conglomerates—4.5%	4,116,219
960,000	Keppel DC REIT	Equity Real Estate Investment Trusts (REIT)—0.9%	850,882
1,782,515	Keppel REIT(b)	Equity Real Estate Investment Trusts (REIT)—1.5%	1,352,372
411,000	Mapletree Commercial Trust(b)	Equity Real Estate Investment Trusts (REIT)—0.5%	469,202
1,359,515	Oversea-Chinese Banking Corp. Ltd.	Banks—10.5%	9,521,627
3,419,552	Raffles Medical Group Ltd.(b)	Health Care Providers & Services—3.8%	3,426,527
705,200	Riverstone Holdings Ltd.	Commercial Services & Supplies—0.5%	446,513
816,000	SATS Ltd.	Transportation Infrastructure—3.3%	2,975,541
410,000	Singapore Exchange Ltd.	Capital Markets—2.4%	2,172,552
440,000	Singapore Post Ltd.	Air Freight & Logistics—0.5%	434,179
1,183,900	Singapore Technologies Engineering Ltd.	Aerospace & Defense—3.5%	3,211,569
2,384,800	Singapore Telecommunications Ltd.	Diversified Telecommunication Services—7.0%	6,384,776
163,990	Straits Trading Co. Ltd.	Metals & Mining—0.3%	277,854
200,000	United Engineers Ltd.	Construction & Engineering—0.5%	411,839
385,771	United Overseas Bank Ltd.	Banks—6.6%	6,006,342
395,900	Venture Corp. Ltd.	Electronic Equipment Instruments & Components—3.8%	3,455,180
1,330,000	Wheelock Properties (Singapore) Ltd.	Real Estate Management & Development—2.0%	1,774,090
4,253,600	Yoma Strategic Holdings Ltd.	Real Estate Management & Development—1.9%	1,763,340
			81,864,160
	Total Common Stocks		89,036,084
	Total Long-Term Investments—98.2% (cost $76,198,012)		89,036,084

Aberdeen Singapore Fund, Inc.	7

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2017

Shares	Description	Value (US$)
SHORT-TERM INVESTMENT—0.3%
UNITED STATES—0.3%
254,249	State Street Institutional U.S. Government Money Market Fund(d)	$ 254,249
	Total Short-Term Investment—0.3% (cost $254,249)	254,249
	Total Investments—98.5% (cost $76,452,261)(e)	89,290,333
	Other Assets in Excess of Liabilities—1.5%	1,382,327
	Net Assets—100.0%	$90,672,660

(a)  Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)  Security is not valued by applying a valuation factor. See Note 2(a) of the accompanying Notes to Financial Statements.

(c)  Non-income producing security.

(d)  Registered investment company advised by State Street Global Advisors.

(e)  See Note 10 of the accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

REIT Real Estate Investment Trust

See Notes to Financial Statements.

8	Aberdeen Singapore Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2017

Assets

Investments, at value (cost $76,198,012)	$89,036,084
Short-term investments, at value (cost $254,249)	254,249
Foreign currency, at value (cost $1,070,127)	1,072,180
Interest and dividends receivable	477,042
Receivable for investments sold	168,578
Prepaid expenses and other assets	7,341
Total assets	91,015,474

Liabilities
Payable for investments purchased	173,619
Investment management fees payable (Note 3)	54,261
Administration fees payable (Note 3)	5,880
Investor relations fees payable (Note 3)	3,978
Director fees payable	3,139
Other accrued expenses	101,937
Total liabilities	342,814

Net Assets	$90,672,660

Composition of Net Assets:
Common stock (par value $0.01 per share) (Note 5)	$ 74,189
Paid-in capital in excess of par	80,952,170
Distributions in excess of net investment income	(381)
Accumulated net realized loss from investments and foreign currency transactions	(3,193,238)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	12,839,920
Net Assets	$90,672,660
Net asset value per share based on 7,418,948 shares issued and outstanding	$ 12.22

See Notes to Financial Statements.

Aberdeen Singapore Fund, Inc.	9

Statement of Operations (unaudited)

For the Six-Month Period Ended April 30, 2017

Net Investment Income

Income
Dividends and other income (net of foreign withholding taxes of $11,157)	$ 773,381
773,381

Expenses
Investment management fee (Note 3)	309,914
Directors’ fees and expenses	65,954
Administration fee (Note 3)	33,358
Independent auditors’ fees and expenses	32,516
Investor relations fees and expenses (Note 3)	28,412
Legal fees and expenses	27,767
Reports to stockholders and proxy solicitation	25,303
Insurance expense	25,071
Custodian’s fees and expenses	19,772
NYSE listing fee	11,745
Transfer agent’s fees and expenses	10,578
Miscellaneous	21,893
Total operating expenses before reimbursed/waived expenses	612,283
Less: Investor relations fee waiver (Note 3)	(7,243)
Total operating expenses	605,040

Net Investment Income	168,341

Net Realized and Unrealized Gains/(Losses) on Investments and Foreign Currency Related Transactions

Net realized gain/(loss) from:
Investment transactions	(1,779,407)
Foreign currency transactions	4,465
(1,774,942)

Net change in unrealized appreciation/(depreciation) on:
Investments	13,047,620
Foreign currency translation	1,724
13,049,344
Net realized and unrealized gain from investments and foreign currency related transactions	11,274,402
Net Increase in Net Assets Resulting from Operations	$ 11,442,743

See Notes to Financial Statements.

10	Aberdeen Singapore Fund, Inc.

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2017 (unaudited)	For the Year Ended October 31, 2016

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$ 168,341	$ 1,901,872
Net realized loss from investment transactions	(1,779,407)	(1,361,092)
Net realized gain/(loss) from foreign currency transactions	4,465	(10,241)
Net change in unrealized appreciation/(depreciation) on investments	13,047,620	(214,040)
Net change in unrealized appreciation on foreign currency translation	1,724	20
Net increase in net assets resulting from operations	11,442,743	316,519

Distributions to Stockholders from:
Net investment income	(169,183)	(1,920,359)
Net decrease in net assets from distributions	(169,183)	(1,920,359)

Capital Share Transactions:
Reinvestment of dividends resulting in the issuance of 476 and 23,098 shares of common stock, respectively	4,373	184,780
Repurchase of common stock under the open market repurchase policy (137,816 and 170,453), respectively (Note 7)	(1,300,093)	(1,487,499)
Change in net assets from capital stock transactions	(1,295,720)	(1,302,719)
Change in net assets resulting from operations	9,977,840	(2,906,559)

Net Assets:
Beginning of period	80,694,820	83,601,379
End of period (including (distributions in excess of net investment income)/undistributed net investment income of ($381) and $461, respectively)	$90,672,660	$80,694,820

See Notes to Financial Statements.

Aberdeen Singapore Fund, Inc.	11

Financial Highlights

	For the Six-Month Period Ended April 30, 2017		For the Fiscal Years Ended October 31,
	(unaudited)		2016	2015	2014	2013	2012
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period	$10.68		$10.85	$13.90	$14.87	$15.19	$13.79
Net investment income	0.02		0.25	0.26	0.29	0.39	0.27
Net realized and unrealized gains/(losses) on investments and foreign currencies	1.51		(0.21)	(2.28)	(0.37)	0.57	1.80
Total from investment operations	1.53		0.04	(2.02)	(0.08)	0.96	2.07
Distributions from:
Net investment income	(0.02)		(0.25)	(0.25)	(0.38)	(0.61)	(0.34)
Net realized gains	–		–	(0.23)	(0.51)	(0.65)	(0.30)
Tax return of capital	–		–	(0.57)	–	–	–
Total distributions	(0.02)		(0.25)	(1.05)	(0.89)	(1.26)	(0.64)

Capital Share Transactions:
Dilutive effect of dividend reinvestment	–		–	–	–	(0.02)	–
Dilutive effect of in-kind tender offer	–		–	–	–	–	(0.03)
Impact of open-market repurchase policy (Note 7)	0.03		0.04	0.02	–	–	–
Total capital share transactions	0.03		0.04	0.02	–	(0.02)	(0.03)
Net asset value, end of period	$12.22		$10.68	$10.85	$13.90	$14.87	$15.19
Market value, end of period	$11.06		$9.09	$9.33	$12.34	$13.43	$13.55

Total Investment Return Based on(b):
Market value	21.97%		0.47%	(16.50% )	(1.47% )	8.37%	13.48%
Net asset value	14.70%		1.51%	(13.80% )	0.24%	7.04%	16.24%

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (in millions)	$90.7		$80.7	$83.6	$106.6	$113.6	$114.2
Average net assets (in millions)	$84.1		$80.0	$97.6	$110.0	$116.4	$117.8
Net operating expenses, net of fee waivers	1.45%	(c)	1.48%	1.47%	1.47%	1.43%	1.65%
Net operating expenses, excluding fee waivers	1.47%	(c)	1.50%	1.48%	1.47%	1.43%	1.65%
Net investment income	0.40%	(c)	2.38%	2.01%	1.99%	2.57%	1.96%
Portfolio turnover	8%		11%	8%	11%	10%	11%

(a) Based on average shares outstanding.

(b) Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c)    Annualized.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

12	Aberdeen Singapore Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2017

1. Organization

Aberdeen Singapore Fund, Inc., (the “Fund”), was incorporated in Maryland on May 31, 1990 and commenced operations on July 31, 1990. The Fund is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company.

The Fund’s investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities. The Fund also, to a lesser degree, invests in equity securities issued by companies in the Association of Southeast Asian Nations (the “ASEAN Group”) countries. As of April 30, 2017, the ASEAN Group currently includes, but is not limited to Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar (formerly Burma), the Philippines, Singapore, Thailand and Vietnam.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund’s Board of Directors. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2

Aberdeen Singapore Fund, Inc.	13

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of April 30, 2017 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Beverages	$297,936	$–	$–	$297,936
Equity Real Estate Investment Trusts (REIT)	2,522,429	2,280,374	–	4,802,803
Food Products	1,293,211	–	–	1,293,211
Health Care Providers & Services	3,426,527	–	–	3,426,527
Hotels, Restaurants & Leisure	443,220	–	–	443,220
Specialty Retail	75,740	–	–	75,740
Other	–	78,696,647	–	78,696,647
Short-Term Investment	254,249	–	–	254,249
Total	$8,313,312	$80,977,021	$–	$89,290,333

Amounts listed as “–” are $0 or round to $0.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. The utilization of valuation factors may result in transfers between Level 1 and Level 2.

During the six-month period ended April 30, 2017, the securities issued by Keppel DC REIT, Jardine Matheson Holdings Ltd. and Straits Trading Co. Ltd. in the amounts of $850,882, $5,392,770 and $277,854, respectively, transferred from Level 1 to Level 2 because there was a valuation factor applied on April 30, 2017. During the six-month period ended April 30, 2017, the securities issued by FJ Benjamin Holdings Ltd., Keppel REIT and Raffles Medical Group Ltd. in the amounts of $75,740, $1,352,372 and $3,426,527, respectively, transferred from Level 2 to Level 1 because there was not a valuation factor applied on April 30, 2017.

For the six-month period ended April 30, 2017, there were no significant changes to the fair valuation methodologies.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)  purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of

14	Aberdeen Singapore Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis.

d. Distributions:

The Fund records dividends and distributions payable to its stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis (“book/tax”) differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

On March 15, 2016, the Board concluded that it was in the best interest of stockholders to suspend the Fund’s managed distribution policy (the “Policy”) to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a quarterly basis.

e. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements (or expected to be taken in future tax years). Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

The Fund continues to meet the conditions required to qualify for the exemption from Singapore income tax, available to non-Singapore residents who are beneficiaries of funds managed by approved fund managers, in respect of certain types of income. Accordingly, no provision for Singapore income tax is required.

f. Rights Issues and Warrants:

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for

Aberdeen Singapore Fund, Inc.	15

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

g. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

h. Repurchase Agreements:

The Fund may enter into a repurchase agreement under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty of a repurchase agreement defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. To the extent the Fund enters into repurchase agreements, additional information on individual repurchase agreements is included in the Portfolio of Investments.

3. Agreements and Transactions with Affiliates

a. Investment Manager:

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s investment manager with respect to all investments. For such services, the Fund pays AAMAL a monthly fee at an annual rate of 0.80% of the first $50 million of the Fund’s average weekly Managed Assets and 0.66% of the Fund’s average weekly Managed Assets in excess of $50 million. For purposes of this calculation, “Managed Assets” of the Fund means total assets of the Fund, including assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by the Fund. During the six-month period ended April 30, 2017, the Fund paid AAMAL $309,914.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL serves as the Fund’s administrator, pursuant to an agreement, under which AAMI receives a fee, payable quarterly by the Fund, at an annual fee rate of 0.08% of the value of the Fund’s average weekly net assets. During the six-month period ended April 30, 2017, AAMI earned $33,358 from the Fund for administration fees.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by AAMAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI (or third parties hired by AAMI), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended April 30, 2017, the Fund incurred investor relations fees of approximately $27,132 of which AAMI waived $7,243 for investor relations services.

16	Aberdeen Singapore Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2017, were $6,819,917 and $8,891,315, respectively.

5. Capital

The authorized capital of the Fund is 100 million shares of $0.01 par value common stock. During the six-month period ended April 30, 2017, the Fund repurchased 137,816 shares pursuant to the Open Market Repurchase Policy (See Note 7) and reinvested 476 shares pursuant to its Dividend Reinvestment and Cash Purchase Plan. As of April 30, 2017, there were 7,418,948 shares of common stock issued and outstanding.

6. Discount Management Policy

On June 2, 2011, the Fund announced that the Board had approved a Discount Management Policy. In accordance with the Discount Management Policy, if the Fund’s shares trade on the NYSE at an average discount from their NAV of more than 9% during any fiscal quarter of the Fund (based on the reported closing price on the NYSE on each trading day during that fiscal quarter), the Board will consider a variety of measures to address the Fund’s discount, including but not limited to, repurchasing outstanding shares of the Fund, reviewing the Fund’s distribution policy and corporate actions or other measures which the Board may reasonably believe can assist in reducing the Fund’s discount to NAV. The particular policy measures applied will be at the discretion of the Board and will depend on the prevailing circumstances. The Discount Management Policy became effective upon stockholder approval of the new investment management agreement with AAMAL on August 4, 2011. During the six-month period ended April 30, 2017, the Fund repurchased 137,816 shares.

7. Open Market Repurchase Policy

Effective April 11, 2012, the Board authorized, but does not require, management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares as of April 30, 2012 in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws, such purchases may be made when, in the reasonable judgment of management, such repurchases may enhance stockholder value and when the Fund’s shares are trading at a discount to NAV of 12% or more, subject to intraday fluctuations that may result in repurchases at discounts below 12%. On a quarterly basis, the Board will receive information on any transactions made pursuant to the open market purchase policy during the prior quarter. During the six-month period ended April 30, 2017, the Fund repurchased 137,816 shares under this policy and under the Discount Management Policy (see Note 6).

8. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in the U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

b. Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

c. Sector Risk:

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Financial Sector Risk. To the extent that the financials sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors

Aberdeen Singapore Fund, Inc.	17

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

impacting this sector. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financial sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Industrial Sector Risk. To the extent that the industrials sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Industrial companies are affected by supply and demand both for their specific products or services and for industrial sector products or services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Real Estate Sector Risk: To the extent that the real estate sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors.

d. Mid-Cap Securities Risk

Stocks of mid-cap companies tend to be more volatile and less liquid than larger company stocks of larger companies.

e. Small-Cap Securities Risk

The Fund may be subject to Small-Cap Securities Risk. Stocks of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

f. Valuation Risk:

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2017 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$76,452,261	$17,701,421	$(4,863,349)	$12,838,072

11. By-Laws Amendment

The Board of Directors voted to amend Article 1 Section 6 of the Fund’s Amended and Restated By-laws (the “By-laws”) effective March 31, 2017. Article 1 Section 6, as amended, provides the chairman of a meeting of stockholders the authority to adjourn a meeting for which there is not a quorum, which is an authority previously held only by the stockholders entitled to vote at the meeting who are present in

18	Aberdeen Singapore Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

April 30, 2017

person or represented by proxy. Section 6, as amended, now reads as follows:

Section 6. Quorum, Adjournment of Meetings. The presence in person or by proxy of the holders of record of a majority of the shares of the common stock of the Corporation issued and outstanding and entitled to vote thereat shall constitute a quorum at all meetings of the stockholders except as otherwise provided in the Articles of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, (a) the chairman of the meeting or (b) the holders of a majority of the stock present in person or by proxy shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting until the requisite amount of stock entitled to vote at such meeting shall be present. At such adjourned meeting at which the requisite amount of stock entitled to vote thereat shall be represented any business may be transacted which might have been transacted at the meeting as originally notified.

12. Recent Accounting Pronouncement

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Fund’s financial statements.

13. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2017.

Aberdeen Singapore Fund, Inc.	19

Dividend Reinvestment and Cash Purchase Plan (unaudited)

A Dividend Reinvestment and Cash Purchase Plan (the “Plan”) is available to provide Stockholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan’s terms and conditions is available by calling the Plan Agent at (866) 669-9903 or by writing Aberdeen Singapore Fund, Inc., c/o the American Stock Transfer & Trust Company, Operations Center, 6201 15th Avenue, Brooklyn, NY 11219.

A brief summary of the material aspects of the Plan follows:

Who can participate in the Plan? If you wish to participate and your shares are held in your name, you may elect to become a direct participant in the Plan by completing and mailing the Enrollment Authorization form on the back cover of the Dividend Reinvestment and Cash Purchase Plan Brochure to the Plan Agent. However, if your shares are held in the name of a financial institution, you should instruct your financial institution to participate in the Plan on your behalf. If your financial institution is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may elect to participate directly in the Plan.

May I withdraw from the Plan? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in the name of a financial institution, you should be able to withdraw from the Plan without a penalty at any time by sending written notice to your financial institution. If you withdraw, you or your financial institution will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds.

How are the dividends and distributions reinvested? If the market price of the Fund’s shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than the net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

What is the Cash Purchase feature? The Plan participants have the option of making semi-annual investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $5,000 semiannually. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market on or about February 15th and August 15th of each year. Plan participants should send voluntary cash payments to be received by the Plan Agent approximately ten days before the applicable purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the purchase date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than two business days before the investment date.

Is there a cost to participate? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a service fee of $2.50 for each investment and a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent.

What are the tax implications? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participant subject to federal backup withholding after the deduction of the amounts required to be withheld.

Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or financial institution or the Plan Agent to ascertain what is the best arrangement for you to participate in the Plan.

20	Aberdeen Singapore Fund, Inc.

Corporate Information

Directors

Moritz A. Sell, Chairman

David G. Harmer

Richard J. Herring

Rahn K. Porter

Officers

Alan Goodson, President

Jeffrey Cotton, Vice President – Compliance and Chief Compliance Officer

Andrea Melia, Treasurer

Megan Kennedy, Vice President and Secretary

Joseph Andolina, Vice President – Compliance

Bev Hendry, Vice President

Jennifer Nichols, Vice President

Christian Pittard, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Heather Hasson, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited
21 Church Street
#01-01 Capital Square Two
Singapore 049480

Administrator

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Transfer Agent and Registrar

American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103

Investor Relations

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Custodian

State Street Bank and Trust Co.
1 Heritage Drive, 3rd Floor
North Quincy, MA 02171

Aberdeen Asset Management Asia Limited

The Financial Statements as of April 30, 2017 included in this report were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Singapore Fund, Inc. are traded on the NYSE under the symbol “SGF”. Information about the Fund’s net asset value and market price is available at www.aberdeensgf.com.

This report, including the financial information herein, is transmitted to the stockholders of Aberdeen Singapore Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Aberdeen’s Investor Relations Services
We invite you to enroll today and stop the paper.

As part of our commitment to shareholders, we invite you to visit Aberdeen Closed-End Funds on the web at cef.aberdeen-asset.us/ where you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting, and other timely data.

To learn more about Aberdeen Closed-End Funds

Visit:

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Watch:

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Investor Relations: 800-522-5465

Open Monday to Friday 9am-5pm (ET)

Enroll today and receive shareholder reports electronically*

By enrolling in this convenient service, you will receive important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements via e-mail.

There’s never been a faster, simpler or more environmentally-friendly way to receive investment information.

To enroll, follow these simple steps:

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2. Click on the link for “Email Services”

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3. Click “Sign-up.” You can expect to receive your

electronic documents in 4-6 weeks.

* Please note that Aberdeen does not share our shareholder information with any other organizations. You can return to this site at any time to change your email address or edit your preferences.

SGF-SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)  Not applicable to semi-annual report on Form N-CSR.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs (1)	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs (1)
November 1, 2016 through November 30, 2016	38,634	$8.94	38,634	429,385
December 1, 2016 through December 31, 2016	31,700	$9.04	31,700	397,685
January 1, 2017 through January 31, 2017	24,912	$9.41	24,912	372,773
February 1, 2017 through February 28, 2017	19,770	$9.64	19,770	353,003
March 1, 2017 through March 31, 2017	22,800	$10.54	22,800	330,203
April 1, 2017 through April 30, 2017	0	None	0	330,203
Total	137,816	$9.51	137,816	—

(1) On April 11, 2012, the Fund announced that the Board of Directors approved a share repurchase program.  The program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares as of April 30, 2012. Such purchases may be made when the Fund’s shares are trading at a discount to net asset value of 12% or more. Open market purchases may also be made at the discretion of management if the discount to net asset value is less than 12%. The plan does not have an expiration date.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2017, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)            Not applicable.

(a)(2)            Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)            Not applicable.

(b)         Certifications pursuant to Rule 30a-2(b) under the Act and section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Singapore Fund, Inc.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
Aberdeen Singapore Fund, Inc.

Date: July 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
Aberdeen Singapore Fund, Inc.

Date: July 6, 2017

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Singapore Fund, Inc.

Date: July 6, 2017